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Gateway Investment Advisers, L.P.
An Efficient Investment

Stocks? Bonds? Mutual Funds? When it comes to investing your money, the choices appear endless and often confusing. Do you risk your principal for the chance of a great return? Or do you invest in something safer, with only minimal returns?

Cincinnati-based Gateway Investment Advisers, L.P. has found a way to split the difference and earn a relatively consistent, respectable return over the long term. Senior Vice President Harry Merriken calls it a form of “alternative investing.” Gateway’s signature hedged equity strategy invests in a broadly diversified portfolio of stocks as its core asset, and then hedges that portfolio with equity index options.

According to Merriken, Gateway’s strategy offers an attractive risk profile, “something investors should feel comfortable putting their money into. We take a modest chip off the return equation when compared to equities, but we significantly lower the related risk.”

“From an investment efficiency standpoint, it’s very effective - the return you get on the risk you’re subject to,” Merriken says. “Since 1988, Gateway’s core strategy has generated more than two-thirds of the average annual equity return with less than half the risk.”

In addition, Gateway’s expenses are considerably lower than those for similar alternative investments. “For example, many investors consider hedge funds as alternative investments, but many of these charge a flat fee of 1% to 2% plus a performance fee of 10% to 20% of the profits,” says Merriken. “When you combine the two fees, they generally average about 2% to 3%.” Fees for Gateway’s investment services, however, are generally less than 1%. And hedge funds are not as accessible to investors as Gateway programs which generally feature daily liquidity and transparency.

Steady as She Goes

While the Gateway strategy was initially designed as a stand-alone investment, Merriken notes it also has great benefits when blended into a diversified portfolio. “We have a very favorable risk/reward profile,” he says. “It allows investors to mitigate both the downside of equities and the inadequacy of bonds.”

Gateway Principals: Left to right, seated: Walter Sall, chairman; and Patrick Rogers, CFA, president and chief executive officer. Standing: Geoffrey Keenan, executive vice president and chief operating officer; Paul Stewart, CFA, senior vice president and chief investment officer; and Harry Merriken, senior vice president.

With Gateway, investors give up the chance to earn the 30% or 40% returns that are possible with equities, but they lessen the risk of losing their principal.

While bond holders are guaranteed to get their money back after a set period of time, their returns are generally low and may fail to meet the inflation rate. “Gateway gives you the potential for a higher return than bonds over the long term. Given the potential to exceed the rate of inflation with significantly less risk than equities,” says Merriken, “Gateway can be the steady core of a portfolio.”

3805 Edwards Road • Suite 600 • Cincinnati, OH 45209
513-719-1100 • www.gatewayfund.com

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